                                                                           EXH 4


                                 FIRST AMENDMENT
                                       AND
                                     CONSENT
                                       TO
                                CREDIT AGREEMENT

                  THIS FIRST AMENDMENT AND CONSENT ("AMENDMENT") is made as of April 18, 2001 by and among Sybron Dental Management, Inc., a Delaware corporation ("SDM"), Kerr Corporation, a Delaware corporation ("KERR"), Ormco Corporation, a Delaware corporation ("ORMCO"; SDM, Kerr and Ormco sometimes referred to collectively as the "BORROWERS"), Sybron Dental Specialties, Inc., a Delaware corporation (the "PARENT"), the financial institutions listed on the signature pages hereof (the "LENDERS ") and ABN AMRO Bank N.V., as contractual representative (the "ADMINISTRATIVE AGENT"), under that certain Credit Agreement dated as of November 28, 2000 by and among the Borrowers, one or more Subsidiary Swing Line Borrowers from time to time parties thereto, the Lenders, the Administrative Agent, The Chase Manhattan Bank, as "Syndication Agent" and First Union National Bank, as "Documentation Agent" (the "CREDIT AGREEMENT"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrowers and the Parent have informed the Lenders that the Parent is considering acquiring, either directly or indirectly, 100% of the issued and outstanding Capital Stock of Hawe Neos Holding AG, a company organized under the laws of Switzerland (hereinafter the "HAWE NEOS ") on the terms and conditions outlined in the information package dated April 2001 (the "ACQUISITION INFORMATION") distributed to the Administrative Agent and such other related information as has been provided to the Lenders, whereupon Hawe Neos would become a direct or indirect wholly-owned subsidiary of the Parent (the "PROPOSED HAWE NEOS ACQUISITION");

                  WHEREAS, the Proposed Hawe Neos Acquisition does not constitute a "Permitted Acquisition" under the terms of the Credit Agreement;

                  WHEREAS, the Borrowers and the Parent have requested that the Lenders consent to the Proposed Hawe Neos Acquisition and otherwise treat the Proposed Hawe Neos Acquisition as a Permitted Acquisition under the Credit Agreement; and

                  WHEREAS, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement and consent to the Proposed Hawe Neos Acquisition on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Parent, the Lenders and the Administrative Agent have agreed to the following amendment to and consent under the Credit Agreement.

         1. AMENDMENTS. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

                  (a) Section 2.5(B)(i)(c) of the Credit Agreement is hereby deleted in its entirety and the following new Section 2.5(B)(i)(c) is substituted therefor:

                  (c) Equity Financings. Upon the consummation of any Financing by the Parent, any Borrower or any Subsidiary constituting a sale or issuance of any Disqualified Stock or Equity Interests thereby (other than in connection with stock issued within forty-five (45) days prior to or within forty-five
                           (45) days following the consummation of a Permitted Acquisition, to the extent that the Parent or the applicable Borrower or Subsidiary intends to fund such proposed Permitted Acquisition with the Net Cash Proceeds of such stock and so indicates to the Administrative Agent in writing prior to its issuance or prior to the consummation of the Permitted Acquisition, whichever is earlier, and, in any case, solely to the extent the Net Cash Proceeds thereof are in fact utilized to fund such Permitted Acquisition), within three (3) Business Days after the Parent `s the Borrowers' or any of their respective Subsidiaries' receipt of any Net Cash Proceeds from such Financing (or within forty-five
                           (45) days following the issuance of any stock described in the preceding parenthetical that has been issued prior to the consummation of a proposed Permitted Acquisition if the related Permitted Acquisition has not occurred as of such forty-fifth
                           (45th) day), the Borrowers shall make a mandatory prepayment of the Obligations in an amount equal to fifty percent (50%) of such Net Cash Proceeds (it being understood that if stock described in the second preceding parenthetical has been issued within forty-five (45) days following the consummation of a Permitted Acquisition, the Parent or the applicable Borrower or Subsidiary shall be required to fund the related Permitted Acquisition, or make a mandatory prepayment of the Obligations as otherwise required by this clause (c), within three (3) Business Days after the Parent `s the Borrowers' or any of their respective Subsidiaries' receipt of any Net Cash Proceeds from such Financing).

                  (b) Section 7.3(E)(x) of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.3(E)(x) is substituted therefor:

                  (x,) with respect to the Parent, (a) the Parent Guaranty, (b,) other guarantees constituting Parent Indebtedness and (c) the guaranty by the Parent of Indebtedness of SDM in respect of an overdraft credit facility in an amount not to exceed $5,000,000 in the aggregate at any one time outstanding, provided that such guarantee and the underlying Indebtedness of SDM shall be subordinated to the Obligations on terms reasonably acceptable to the Administrative Agent;

                  (c) Section 7.3(G)(iv) of the Credit Agreement is hereby amended to delete each reference to the words "per year" in clause (b) thereof and to substitute therefor, in each case, the words "per calendar year".

                  (d) Section 7.3(P) of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.3(P) is substituted therefor:

                           (P) Hedging Obligations. The Parent shall not and shall not permit any of its Subsidiaries to enter into any interest rate, commodity or foreign currency exchange, swap, collar, cap or similar agreements evidencing Hedging Obligations, other than interest rate, foreign currency or commodity exchange, swap, collar, cap or similar agreements entered into by the Parent or any of its Subsidiaries pursuant to which the Parent or such Subsidiary has hedged its actual or anticipated interest rate, foreign currency or commodity exposure. Such permitted hedging agreements entered into by the Parent or any of its Subsidiaries and any Lender or any affiliate of any Lender including, without limitation, to hedge floating interest rate risk in an aggregate notional amount not to exceed at any time an amount equal to the outstanding balance of the Term Loans at such time are sometimes referred to herein as "HEDGING AGREEMENTS." In the event a Lender or any of its Affiliates elects to enter into any Hedging Agreement with the Parent or any of the Parent's Subsidiaries, the obligations of the Parent or such Subsidiary with respect to such Hedging Agreement shall be Secured Obligations, secured by the collateral pledged pursuant to the Collateral Documents.

         2. CONSENT TO PROPOSED HAWE NEOS ACQUISITION Notwithstanding the provisions of Section 7.3(G)(iv)(a) and (b) of the Credit Agreement to the contrary, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders hereby (i) consent to the consummation of the Proposed Hawe Neos Acquisition during the calendar year ending December 31, 2001, on substantially the terms as more particularly described in the Acquisition Information and (ii) agree to otherwise treat the Hawe Neos Acquisition as a Permitted Acquisition for all other purposes under the Credit Agreement (as amended hereby); provided that:

                  (a) (i) the purchase price limitation applicable to individual Acquisitions under Section 7.3(G)(iv)(a) shall not apply to the Proposed Hawe Neos Acquisition, and (ii) the purchase price limitation applicable to all Acquisitions occurring during a calendar year under Section 7.3(G)(iv)(b) of the Credit Agreement shall not apply to prohibit the Proposed Hawe Neos Acquisition, provided, however, that:

         (x) if the Proposed Hawe Neos Acquisition is consummated substantially as contemplated in the Acquisition Information, then neither the Parent nor any of its Subsidiaries shall make any other Acquisitions (whether or not such Acquisitions would comply with any provisions of Section 7.3(G)) for the remainder of the calendar year ending December 31, 2001 other than the proposed acquisition by Metrex of the assets of OBF Technologies, Inc. (the "PROPOSED OBF ACQUISITION") on the terms and conditions outlined in the information package dated March 13, 2001 distributed to the Agent for a purchase price not to exceed $8,000,000 (including the incurrence or assumption of any Indebtedness in connection therewith and transaction-related contractual payments, including the maximum amounts payable under earn-out or similar contingent purchase price adjustments or agreements), provided that such Proposed OBF Acquisition constitutes a Permitted Acquisition in all respects other than its compliance with Section 7.3(G)(iv)(b); and

         (y) if the Proposed Hawe Neos Acquisition is not consummated as contemplated in the Acquisition Information, then Section 7.3(G)(iv)(b) (and all other provisions of Section 7.3(G) shall continue to apply to all other Acquisitions proposed by the Parent or any of its Subsidiaries for the remainder of such calendar year, including, without limitation, to the Proposed OBF Acquisition.

                  (b) nothing herein shall relieve the Borrower from the requirement, in connection with the consummation of the Proposed Hawe Neos Acquisition, to comply with that portion of Section 7.3(G)(iv) that requires the Parent and its Subsidiaries to comply with all of the requirements of the Collateral Documents in respect of the Proposed Hawe Neos Acquisition to the full extent applicable;

                  (c) nothing herein shall relieve the Borrower from the requirement, in connection with the consummation of the Proposed Hawe Neos Acquisition, to comply with all of the provisions regarding Collateral set forth in the Credit Agreement and the other Loan Documents including, without limitation, the terms of Sections 7.2 (K) and (L) and Section 7.3(Q), in each case, to the full extent applicable;

                  (d) upon the consummation of the Proposed Hawe Neos Acquisition, all of the representations and warranties contained in the Credit Agreement shall be true and correct (unless such representation and warranty is made as of a specific date, in which case, such representation or warranty shall be true and correct as of such date);

                  (e) no Default or Unmatured Default shall have occurred and be continuing as of the date of the Proposed Hawe Neos Acquisition or would result therefrom or from the incurrence of any Indebtedness in connection therewith;

                  (f) the Proposed Hawe Neos Acquisition shall be of at least ninety percent (90%) of the Equity Interests of such entity, and such acquired entity shall be (x) merged with and into the Parent or any wholly-owned Subsidiary within ten (10) Business Days following such Proposed Hawe Neos Acquisition, with the Parent or such wholly-owned Subsidiary being the surviving corporation following such merger or (y) the results of operations of such entity shall be reported on a consolidated basis with the Parent and its consolidated Subsidiaries;

                  (g) the purchase shall be consummated pursuant to a negotiated acquisition agreement on a non-hostile basis and approved by the Hawe Neos' board of directors (and shareholders, if necessary) prior to the consummation of the Proposed Hawe Neos Acquisition; and (x) the acquisition documents in respect of the Proposed Hawe Neos Acquisition (1) shall have been delivered to the Administrative Agent in substantially final form, reasonably in advance of the consummation of the Proposed Hawe Neos Acquisition to provide the Administrative Agent sufficient time to review such documents and (2) shall be reasonably satisfactory to the Administrative Agent (including, without limitation, in respect of representations, indemnities and opinions) and (y) the results of due diligence in respect of such purchase shall be reasonably satisfactory to the Administrative Agent;

                  (h) the businesses of Hawe Neos and its Subsidiaries are substantially similar, related or incidental to the businesses or activities engaged in by the Parent and its Subsidiaries on the Effective Date of the Credit Agreement;

                  (i) the Lenders' consent to the Proposed Hawe Neos Acquisition shall only be effective if after giving effect to such Acquisition and the incurrence of any Indebtedness permitted by Section 7.3(A) of the Credit Agreement in connection therewith, on a pro forma basis using historical audited and reviewed unaudited financial statements obtained from the seller (broken down by fiscal quarter in the Parent's reasonable judgment the amounts from which shall be unadjusted unless adjustments thereto have been approved in writing by the Administrative Agent) in respect of the Proposed Hawe Neos Acquisition as if the Proposed Hawe Neos Acquisition and such incurrence of Indebtedness had occurred on the first day of the twelve-month period ending on the last day of the Parent's most recently completed fiscal quarter, the Parent would have been in compliance with the financial covenants in Section 7.4 and not otherwise in Default.

         3. CONDITION OF EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received:

                  (a) counterparts of this Amendment duly executed by the Borrowers, the Parent, the Required Lenders and the Administrative Agent; and

                  (b) counterparts of the Reaffirmation attached hereto duly executed by Metrex Research Corporation, Pinnacle Products, Inc. and LRS Acquisition Corp.

         4. REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE BORROWERS. The Parent and each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Parent or such Borrower and are enforceable against the Parent or such Borrower in accordance with their terms.

                  (b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article VI of the Credit Agreement, as modified hereby, are true and correct, except for changes reflecting events, conditions or transactions permitted or not prohibited by the Credit Agreement.

         5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND LOAN DOCUMENTS.

                  (a) Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

                  (b) The Parent and each Borrower reaffirms the terms and conditions of the Credit Agreement and the Loan Documents executed by it, including, without limitation, the Security Agreement, the Pledge Agreements, the Collection Account Agreements, the Intellectual Property Security Agreements, the Real Property Documents and the Subsidiary Guaranty, as applicable, and acknowledges and agrees that except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         6. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS AMENDMENT, ON BEHALF OF ITSELF, THE ARRANGER AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN THE BORROWER AND THE ADMINISTRATIVE AGENT, THE ARRANGER, ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT OR THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                       SYBRON DENTAL MANAGEMENT, INC.,
                                       as a Borrower


                                             /s/ Stephen J. Tomassi
                                      ------------------------------------------
                                      Name:  Stephen J. Tomassi
                                      Title: Authorized Representative


                                       KERR CORPORATION,
                                       as a Borrower


                                             /s/ Stephen J. Tomassi
                                      ------------------------------------------
                                      Name:  Stephen J. Tomassi
                                      Title: Authorized Representative



                                       ORMCO CORPORATION,
                                       as a Borrower


                                             /s/ Stephen J. Tomassi
                                      ------------------------------------------
                                      Name:  Stephen J. Tomassi
                                      Title: Authorized Representative


                                       SYBRON DENTAL SPECIALTIES, INC.
                                       as the Parent


                                             /s/ Stephen J. Tomassi
                                      ------------------------------------------
                                      Name:  Stephen J. Tomassi
                                      Title: Vice President, General Counsel and
                                             Secretary



              SIGNATURE PAGE TO SYBRON FIRST AMENDMENT AND CONSENT

                                      ABN AMRO BANK N.V., as Administrative
                                      Agent and as a Lender

                                             /s/ Mary L. Honda
                                      ------------------------------------------
                                      Name:  Mary L. Honda
                                      Title: Group Vice President

                                             /s/Stephen Casey
                                      ------------------------------------------
                                      Name:  Stephen Casey
                                      Title: Vice President


                                      THE CHASE MANHATTAN BANK, as
                                      Syndication Agent and as a Lender

                                             /s/ Peter S. Predun
                                      ------------------------------------------
                                      Name:  Peter S. Predun
                                      Title: Vice President




                                      FIRST UNION NATIONAL BANK as
                                      Documentation Agent and as a Lender

                                             /s/ Keith S. Law
                                      ------------------------------------------
                                      Name:  Keith S. Law
                                      Title: Director




                                      THE BANK OF NOVA SCOTIA, as a Lender

                                             /s/ M. Van Otterloo
                                      ------------------------------------------
                                      Name:  M. Van Otterloo
                                      Title: Managing Director, Corporate




                                      FLEET NATIONAL BANK, as a Lender

                                             /s/ Gordon B. Coughlin
                                      ------------------------------------------
                                      Name:  Gordon B. Coughlin
                                      Title: Vice President


              SIGNATURE PAGE TO SYBRON FIRST AMENDMENT AND CONSENT

                                      BANK OF AMERICA, N.A., as a Lender

                                             /s/ Joseph L. Corah
                                      ------------------------------------------
                                      Name:  Joseph L. Corah
                                      Title: Principal




                                      NATIONAL CITY BANK, as a Lender

                                             /s/ Tom Gurbach
                                      ------------------------------------------
                                      Name:  Tom Gurbach
                                      Title: Vice President



                                      THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION, as a Lender

                                             /s/ Toshihiro Hayashi
                                      ------------------------------------------
                                      Name:  Toshihiro Hayashi
                                      Title: Senior Vice President




                                      THE BANK OF TOKYO-MITSUBISHI LTD.,
                                      CHICAGO BRANCH, as a Lender

                                             /s/ Hisashi Miyashiro
                                      ------------------------------------------
                                      Name:  Hisashi Miyashiro
                                      Title: Deputy General Manager




                                      THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED, as a Lender

                                             /s/ Vicente L. Timiraos
                                      ------------------------------------------
                                      Name:  Vicente L. Timiraos
                                      Title: Joint General Manager



              SIGNATURE PAGE TO SYBRON FIRST AMENDMENT AND CONSENT

                                      IKB CAPITAL CORPORATION, as a Lender

                                             /s/ W. Boeker
                                      ------------------------------------------
                                      Name:  W. Boeker
                                      Title: Senior Vice President

                                             /s/ Mickey Chadha
                                      ------------------------------------------
                                      Name:  Mickey Chadha
                                      Title: Vice President



                                      UNICREDITO ITALIANO-NEW YORK BRANCH
                                      as a Lender

                                             /s/ Giafranco Bisagni
                                      ------------------------------------------
                                      Name:  Gianfranco Bisagni
                                      Title: First Vice President

                                             /s/ Saiyed A. Abbas
                                      ------------------------------------------
                                      Name:  Saiyed A. Abbas
                                      Title: Vice President




                                      HELLER FINANCIAL, INC., as a Lender

                                             /s/ K. Craig Gallehugh
                                      ------------------------------------------
                                      Name:  K. Craig Gallehugh
                                      Title: Senior Vice President




                                      TORONTO DOMINION (NEW YORK), INC.,
                                      as a Lender

                                             /s/ Dana Schwalie
                                      ------------------------------------------
                                      Name:  Dana Schwalie
                                      Title: Vice President



              SIGNATURE PAGE TO SYBRON FIRST AMENDMENT AND CONSENT

                                      NATEXIS BANQUES POPULAIRES, as a Lender

                                             /s/ Gary Kania
                                      ------------------------------------------
                                      Name:  Gary Kania
                                      Title: Vice President

                                             /s/ Jordan Levy
                                      ------------------------------------------
                                      Name:  Jordan Levy
                                      Title: Associate




                                      PPM SPYGLASS FUNDING TRUST, as a
                                      Lender

                                             /s/ Ann E. Morris
                                      ------------------------------------------
                                      Name:  Ann E. Morris
                                      Title: Authorized Agent




                                      OLYMPIC FUNDING TRUST, SERIES 1999-1,
                                      as a Lender


                                             /s/ Ann E. Morris
                                      ------------------------------------------
                                      Name:  Ann E. Morris
                                      Title: Authorized Agent




                                      WINGED FOOT FUNDING TRUST, as a Lender

                                             /s/ Ann E. Morris
                                      ------------------------------------------
                                      Name:  Ann E. Morris
                                      Title: Authorized Agent




                                      MUIRFIELD TRADING LLC, as a Lender

                                             /s/ Ann E. Morris
                                      ------------------------------------------
                                      Name:  Ann E. Morris
                                      Title: Asst Vice President



              SIGNATURE PAGE TO SYBRON FIRST AMENDMENT AND CONSENT

                                      NEW YORK LIFE INSURANCE AND
                                      ANNUITY CORPORATION, as a Lender
                                      BY: NEW YORK LIFE INVESTMENT MANAGEMENT
                                      LLC, ITS INVESTMENT MANAGER

                                             /s/ David Melka
                                      ------------------------------------------
                                      Name:  David Melka
                                      Title: 2nd Vice President




                                      NEW YORK LIFE INSURANCE COMPANY,
                                      as a Lender

                                             /s/ David Melka
                                      ------------------------------------------
                                      Name:  David Melka
                                      Title: Investment Vice President




                                      KZH CNC LLC, as a Lender

                                             /s/ Kimberly Rowe
                                      ------------------------------------------
                                      Name:  Kimberly Rowe
                                      Title: Authorized Agent




                                      FLAGSHIP CLO-2001-1, as a Lender
                                      BY: FLAGSHIP CAPITAL MANAGEMENT, INC.

                                             /s/ Eric S. Mye
                                      ------------------------------------------
                                      Name:  Eric S. Mye
                                      Title: Director




                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      as a Lender

                                             /s/ Gregory Hong
                                      ------------------------------------------
                                      Name:  Gregory Hong
                                      Title: Duly Authorized Signatory





              SIGNATURE PAGE TO SYBRON FIRST AMENDMENT AND CONSENT

                                      BANK OF MONTREAL, as a Lender

                                             /s/ S. Valia
                                      ------------------------------------------
                                      Name:  S. Valia
                                      Title: MP




                                      STANFIELD CLO LTD., as a Lender
                                      BY: STANFIELD CAPITAL PARTNERS LLC,
                                      AS ITS COLLATERAL MANAGER

                                             /s/ Christopher A. Bondy
                                      ------------------------------------------
                                      Name:  Christopher A. Bondy
                                      Title: Partner




                                      STANFIELD/RMF TRANSATLANTIC CDO LTD.,
                                      as a Lender
                                      BY: STANFIELD CAPITAL PARTNERS LLC,
                                      AS ITS COLLATERAL MANAGER

                                             /s/ Christopher A. Bondy
                                      ------------------------------------------
                                      Name:  Christopher A. Bondy
                                      Title: Partner




                                      WINDSOR LOAN FUNDING LIMITED, as a
                                      Lender
                                      BY: STANFIELD CAPITAL PARTNERS LLC,
                                      AS ITS INVESTMENT MANAGER

                                             /s/ Christopher A. Bondy
                                      ------------------------------------------
                                      Name:  Christopher A. Bondy
                                      Title: Partner



              SIGNATURE PAGE TO SYBRON FIRST AMENDMENT AND CONSENT

                                      CERES II FINANCE LTD., as a Lender
                                      BY: INVESCO SENIOR SECURED MANAGEMENT,
                                      INC. AS SUB-MANAGING AGENT (FINANCIAL)

                                             /s/ Thomas H.B. Ewald
                                      ------------------------------------------
                                      Name:  Thomas H.B. Ewald
                                      Title: Authorized Signatory




                                      NOVA CDO 2000, LTD., as a Lender

                                             /s/ David Schmuek
                                      ------------------------------------------
                                      Name:  David Schmuek
                                      Title: CFO




                                      EATON VANCE INSTITUTIONAL SENIOR LOAN
                                      FUND, as a Lender
                                      BY: EATON VANCE MANAGEMENT, AS
                                      INVESTMENT ADVISOR

                                             /s/ Scott H. Page
                                      ------------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President




                                      EATON VANCE SENIOR INCOME TRUST, as
                                      a Lender
                                      BY: EATON VANCE MANAGEMENT, AS
                                      INVESTMENT ADVISOR

                                             /s/ Scott H. Page
                                      ------------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President




              SIGNATURE PAGE TO SYBRON FIRST AMENDMENT AND CONSENT

                                      OXFORD STRATEGIC INCOME FUND, as a
                                      Lender
                                      BY: EATON VANCE MANAGEMENT, AS
                                      INVESTMENT ADVISOR

                                             /s/ Scott H. Page
                                      ------------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President




                                      EATON VANCE CDO II, LTD., as a Lender
                                      BY: EATON VANCE MANAGEMENT, AS
                                      INVESTMENT ADVISOR

                                             /s/ Scott H. Page
                                      ------------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President




                                      EATON VANCE CDO III, LTD., as a Lender
                                      BY: EATON VANCE MANAGEMENT, AS
                                      INVESTMENT ADVISOR

                                             /s/ Scott H. Page
                                      ------------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President




                                      SENIOR DEBT PORTFOLIO, as a Lender
                                      BY: BOSTON MANAGEMENT AND RESEARCH,
                                      AS INVESTMENT ADVISOR

                                             /s/ Scott H. Page
                                      ------------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President



              SIGNATURE PAGE TO SYBRON FIRST AMENDMENT AND CONSENT

                                      GRAYSON & CO., as a Lender
                                      BY: BOSTON MANAGEMENT AND RESEARCH,
                                      AS INVESTMENT ADVISOR

                                             /s/ Scott H. Page
                                      ------------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President




                                      PILGRIM PRIME RATE TRUST
                                      BY: ING PILGRIM INVESTMENTS, AS ITS
                                      INVESTMENT MANAGER

                                             /s/ Michel Prince, CFA
                                      ------------------------------------------
                                      Name:  Michel Prince, CFA
                                      Title: Vice President




                                      PILGRIM CLO 1999-1 LTD.
                                      BY: ING PILGRIM INVESTMENTS AS ITS
                                      INVESTMENT MANAGER

                                             /s/ Michel Prince, CFA
                                      ------------------------------------------
                                      Name:  Michel Prince, CFA
                                      Title: Vice President








              SIGNATURE PAGE TO SYBRON FIRST AMENDMENT AND CONSENT